SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                September 2, 1997





                         MID CONTINENT BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Kansas                           0-23620           48-1146797
----------------------------         --------------      --------------
(State or other jurisdiction         (SEC File No.)       (IRS Employer
     of incorporation)                                   Identification
                                                             Number)


124 West Central Street, El Dorado, Kansas                    67042
------------------------------------------                    -----
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code: 316-321-2700
                                                    ------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

         A copy of a press release issued September 2, 1997 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

         The merger agreement filed under Item 7 of this Form 8-K provides for the acquisition of the registrant by Commercial Federal Corporation ("CFB").

Item 7.  Financial Statements, Pro Forma Financial Information and
------------------------------------------------------------------
Exhibits
--------



Exhibit 99.1 -- Press Release  Concerning  Merger  Agreement  dated September 2,
1997.

Exhibit 99.2 -- Reorganization and Merger Agreement dated September 2, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                MID CONTINENT BANCSHARES, INC.


Date:             September 2, 1997                   By: /s/Richard T. Pottorff
                                                          ---------------------
                                                          Richard T. Pottorff
                                                          President and Chief
                                                          Executive Officer